                                                                Exhibit 24


                                POWER OF ATTORNEY

      Each of the undersigned officers and directors of Superconductive Components, Inc., an Ohio corporation (the "Company"), hereby appoints Daniel Rooney and Gerald S. Blaskie as the undersigned's attorney-in-fact, or either of them individually as the undersigned's attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign or cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's registration statement on Form SB-2 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale of up to 2,281,253 shares of Common Stock, no par value, of the Company, including shares which may be issued upon the exercise of warrants, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed on this 13th day of January, 2006.

         SIGNATURE                                TITLE
         ---------                                -----


 /s/ Daniel Rooney                  President, Chief Executive Officer
---------------------------         and Chairman of the Board of Directors
  Daniel Rooney                     (principal executive officer)

 /s/ Gerald S. Blaskie              Chief Financial Officer
---------------------------         (Principal financial officer and principal
  Gerald S. Blaskie                 accounting officer)


 /s/ Robert J. Baker                Director
---------------------------
  Robert J. Baker, Jr.

 /s/ Walter J. Doyle                Director
---------------------------
  Walter J. Doyle

                                    Director
---------------------------
  Robert H. Peitz

 /s/ Edward W. Ungar                Director
---------------------------
  Edward W. Ungar